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                                   EXHIBIT 24

                               Powers of Attorney.






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                                POWER OF ATTORNEY
                                -----------------



      The undersigned Trustee of Realty ReFund Trust, an Ohio unincorporated association in the form of a business trust ("Trust"), which Trust anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for its year ended January 31, 1997, hereby constitutes and appoints JAMES H. BERICK and ALAN M. KRAUSE, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned and in my name, place and stead, as Trustee of said Trust, said Annual Report and any and all amendments and exhibits thereto, and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report, with full power and authority to do and perform any and all acts and things whatsoever requisite, necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do if personally present, hereby approving the acts of said attorneys, and any of them and any such substitute.

      IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of February, 1997.


                                           /s/ Samuel S. Pearlman
                                           ------------------------------
                                           Samuel S. Pearlman








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                                POWER OF ATTORNEY
                                -----------------



      The undersigned Trustee of Realty ReFund Trust, an Ohio unincorporated association in the form of a business trust ("Trust"), which Trust anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for its year ended January 31, 1997, hereby constitutes and appoints JAMES H. BERICK, ALAN M. KRAUSE and SAMUEL S. PEARLMAN, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for the under signed and in my name, place and stead, as Trustee of said Trust, said Annual Report and any and all amendments and exhibits thereto, and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report, with full power and authority to do and perform any and all acts and things whatsoever requisite, necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do if personally present, hereby approving the acts of said attorneys, and any of them and any such substitute.

      IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of February, 1997.


                                           /s/ Frank L. Kennard
                                           --------------------------------
                                           Frank L. Kennard







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                                POWER OF ATTORNEY



      The undersigned Trustee of Realty ReFund Trust, an Ohio unincorporated association in the form of a business trust ("Trust"), which Trust anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for its year ended January 31, 1997, hereby constitutes and appoints JAMES H. BERICK, ALAN M. KRAUSE and SAMUEL S. PEARLMAN, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for the under signed and in my name, place and stead, as Trustee of said Trust, said Annual Report and any and all amendments and exhibits thereto, and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report, with full power and authority to do and perform any and all acts and things whatsoever requisite, necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do if personally present, hereby approving the acts of said attorneys, and any of them and any such substitute.

      IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of February, 1997.


                                           /s/ Alvin M. Kendis
                                           -----------------------------
                                           Alvin M. Kendis